SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2007

CVS CAREMARK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011		05-0494040
(Commission File Number)		(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island		02895
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2007, CVS Caremark Corporation, a Delaware corporation (the “Corporation”), entered into an Underwriting Agreement (the “Notes Underwriting Agreement”) with Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”), pursuant to which the Corporation agreed to issue and sell to the Underwriters $4.5 billion of its Notes, consisting of $1,750,000,000 aggregate principal amount of its Floating Rate Senior Notes due June 1, 2010, $1,750,000,000 aggregate principal amount of its 5.750% Senior Notes due June 1, 2017 and $1,000,000,000 aggregate principal amount of its 6.250% Senior Notes due June 1, 2027 (collectively, the “Notes”).  Also on May 22, 2007, the Corporation entered into an Underwriting Agreement (the “ECAPSSM Underwriting Agreement”) with Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated , Banc of America Securities LLC, BNY Capital Markets, Inc. and Wachovia Capital Markets, LLC, as representatives of the Underwriters pursuant to which the Corporation agreed to issue and sell to the Underwriters $1.0 billion aggregate principal amount of its 6.302% Enhanced Capital Advantaged Preferred Securities due June 1, 2062 (the “ECAPSSM” and, together with the Notes, the “Securities”).  The Securities were offered pursuant to the Corporation’s Registration Statement on Form S-3, File No. 333-143110, dated May 21, 2007.

From time to time, certain of the Underwriters and/or their respective affiliates have directly and indirectly engaged in various financial advisory, investment banking and commercial banking services for the Corporation and their affiliates, for which they received customary compensation, fees and expense reimbursement.  In addition, certain of the Underwriters and their affiliates are lenders under the Bridge Credit Facility and will receive a portion of the net proceeds of the offerings used to reduce outstanding debt under the Bridge Credit Facility.

The closing of the sale of the Securities will occur on May 25, 2007. The net proceeds to the Corporation from the sale of the Securities, after deducting the Underwriters’ discount and the estimated offering expenses payable by the Company, are approximately $5.4 billion. Copies of the Notes Underwriting Agreement and the ECAPSSM Underwriting Agreement are filed as Exhibits 1.1 and 1.2, respectively, to this report on Form 8-K and shall be incorporated by reference into the Registration Statement.

The Notes will be governed by and issued pursuant to a Senior Indenture dated August 15, 2006 between the Corporation and The Bank of New York, as trustee. The Corporation may issue additional senior debt securities from time to time pursuant to the Senior Indenture. The form of Senior Indenture was filed as Exhibit 4.4 to the Registration Statement and shall be incorporated by reference into this report on Form 8-K. The form of the Notes was filed as Exhibit 4.5 to the Registration Statement and shall be incorporated by reference into this report on Form 8-K.

The ECAPSSM will be governed and issued pursuant to a Subordinated Indenture, as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”), each dated as of May 25, 2007, between the Corporation and The Bank of New York Trust Company, N.A., as trustee.  The Corporation may issue additional subordinated debt securities from time to time pursuant to the Subordinated Indenture. The form of Subordinated Indenture was filed as Exhibit 4.6 to the Registration Statement and shall be incorporated by reference into this report on Form 8-K.  The form of First Supplemental Indenture is being filed as Exhibit 4.1 to this report on Form 8-K and shall be incorporated by reference into the Registration Statement.  The Corporation is also filing the form of the ECAPSSM as Exhibit 4.2 to this report on Form 8-K and is hereby causing this exhibit to be incorporated by reference into the Registration Statement.

In connection with the issuance of the ECAPSSM, Davis Polk & Wardwell rendered an opinion regarding certain tax matters.  A copy of that opinion is attached as Exhibit 8.1 to this report on Form 8-K.

Also in connection with the issuance of the ECAPSSM, the Corporation entered into a Replacement Capital Covenant, dated as of May 25, 2007 (the “RCC”) whereby the Corporation agreed for the benefit of certain of its debtholders named therein that neither it nor any of its subsidiaries would repay, redeem or purchase, as applicable, the ECAPSSM before June 1, 2047, unless during the applicable measurement period with respect to such repayment, redemption or purchase the Corporation and its subsidiaries shall have issued specified amounts of certain replacement capital securities on the terms and conditions set forth therein. A copy of the RCC is being filed as Exhibit 99.1 to this report on Form 8-K and shall be incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document
1.1
Underwriting Agreement dated May 22, 2007 between CVS Caremark Corporation and Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule 1 thereto.

1.2
Underwriting Agreement dated May 22, 2007 between CVS Caremark Corporation and Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule 1 thereto.

4.1	Form of First Supplemental Indenture between CVS Caremark Corporation and The Bank of New York Trust Company, N.A., a national banking association
4.2	Form of the ECAPSSM (included in Exhibit 4.1)
8.1	Tax Opinion
99.1	Replacement Capital Covenant, dated as of May 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION

Date:	May 25, 2007	By:	/s/ David B. Rickard
			Name:	David B. Rickard
			Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Document
1.1
Underwriting Agreement dated May 22, 2007 between CVS Caremark Corporation and Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule 1 thereto. *

1.2
Underwriting Agreement dated May 22, 2007 between CVS Caremark Corporation and Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule 1 thereto.*

4.1	Form of First Supplemental Indenture between CVS Caremark Corporation and The Bank of New York Trust Company, N.A., a national banking association.*
4.2	Form of the ECAPSSM (included in Exhibit 4.1).*
8.1	Tax Opinion.
99.1	Replacement Capital Covenant, dated as of May 21, 2007.

*Incorporated by reference to CVS Caremark Corporation’s Registration Statement on Form S-3, File No. 333-143110, filed on May 21, 2007.